                                                                                                     For more information, contact:
                                                                                                                    Robert S. Bloom
                                                                                                         Financial Relations Leader
                                                                                                                 Acxiom Corporation
                                                                                                                     (501) 342-1321
                                                                                                                              EACXM

                                           Acxiom® Announces Third-Quarter Financial Results
                                                   Record Cash Flow Among Highlights

LITTLE ROCK, Ark. - January 21, 2004 - Acxiom® Corporation (Nasdaq: ACXM) today announced revenue and earnings results for the third quarter ended December 31, 2003. Revenue and diluted earnings per share were $255.2 million and $.22, respectively. Operating cash flow of $79.3 million and free cash flow of $59.9 million for the quarter represent record cash flow performances for the
Company.  Acxiom will hold a conference call at 4:30 p.m. CST today to discuss this information further. Interested parties are invited to listen to the call, which will be broadcast via the Internet at www.acxiom.com.

"Our third-quarter revenue, earnings, cash flow and new-business results are all strong," Company Leader Charles D. Morgan said.
"And with the building momentum of our new Customer Information Infrastructure (CII) grid-based solution architecture we are establishing a solid foundation for fiscal 2005."

Highlights of Acxiom's third-quarter performance include:

o        Revenue of $255.2 million and diluted earnings per share of $.22, which includes a $3 million distribution from the
         Montgomery Ward bankruptcy and a loss of $1.4 million related to investments.
o        Operating cash flow of $79.3 million and free cash flow of $59.9 million, which are quarterly records for the Company and the 10th consecutive quarter of strong cash flow performance.  Free cash flow is a non-GAAP financial measure and a reconciliation to the comparable GAAP measure, operating cash flow, is attached to this release.
o        New contracts that will deliver $49 million in annual revenue and renewals that total $14 million in annual revenue.
o        Committed new deals in the pipeline that are expected to generate $44 million in annual revenue.
o        The acquisition of Claritas Europe was completed effective January 1, 2004.
o        The completion of a long-term, multi-faceted strategic alliance with Accenture that is expected to drive new revenue and improve the efficiency of Acxiom's services delivery model.

"Our increased presence in Europe and our new partnership with Accenture represent landmark deals that will help define the future of Acxiom," Morgan said. "Bringing Claritas Europe's data assets together with Acxiom's proven services expertise creates an attractive value proposition for the European marketplace.  Similarly, Accenture's strengths and Acxiom's strengths are very complementary, and combining those strengths should improve bottom-line results for both companies."

Morgan noted that Acxiom expanded its services agreement with JPMorgan Chase in the quarter to include the financial institution's credit card customer database.  Other contracts were completed with blue-chip clients including Equifax in the United Kingdom and
AutoNation Inc., Bank One Corporation, IMS Health, Marriott Vacation Club International and Microsoft Corporation in the U.S.

Outlook

The financial projections stated today are based on the Company's current expectations. These projections are forward looking, and actual results may differ materially. These projections do not include the potential impact of any mergers, acquisitions, divestitures or other business combinations that may be completed in the future.

For the fourth quarter of the 2004 fiscal year, the Company expects:

o        Revenue of $265 million to $270 million, which includes the Claritas Europe operations.
o        Earnings per share of $.16 to $.18, which includes the previously announced expected loss of $.02 a share from the Claritas
         Europe operations.
o        Operating cash flow in excess of $40 million and free cash flow in excess of $25 million, which increases the Company's fiscal 2004 projection for operating cash flow to more than $220 million and free cash flow to more than $155 million.

For the fiscal year ending March 31, 2005, the Company estimates revenue of $1.14 billion to $1.19 billion and diluted earnings per share of $.68 to $.70.  The Company estimates that it will generate operating cash flow in excess of $200 million and free cash flow in excess of $135 million.

About Acxiom
Acxiom Corporation (Nasdaq: ACXM) integrates data, services and technology to create and deliver customer and information management solutions for many of the largest, most respected companies in the world. The core components of Acxiom's innovative solutions are
Customer Data Integration (CDI) technology, data, database services, IT outsourcing, consulting and analytics, and privacy leadership. Founded in 1969, Acxiom is headquartered in Little Rock, Arkansas, with locations throughout the United States and
Europe, and in Australia and Japan.

This release and the scheduled conference call include a discussion of free cash flow, a non-GAAP financial measure.  There is a reconciliation of this measure to the comparable GAAP measure, operating cash flow, attached to this press release.

This release and today's conference call contain forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially.  Such statements include but are not necessarily limited to the following: 1) that the projected revenue, earnings, earnings per share, operating cash flow and free cash flow referred to under the caption "Outlook"
above will meet or exceed the estimated amount; 2) that the business pipeline and that our current cost structure will allow us to continue to meet or exceed revenue, earnings and cash flow projections; 3) that new contracts and contract renewals will generate the indicated amounts of revenue; 4)  that we have committed new deals in the pipeline that are expected to deliver the indicated
amounts; 5)  that we are well positioned for success going forward; 6) that future results will be within the indicated ranges; 7)
that new products and services will produce the expected results.

The following are important factors, among others, that could cause actual results to differ materially from these forward-looking statements: The possibility that certain contracts may not be closed, or may not be closed within the anticipated time frames; the possibility that certain contracts may not generate the anticipated revenue or profitability; the possibility that negative changes in economic or other conditions might lead to a reduction in demand for our products and services; the possibility that the recovery from the previous three years' economic slowdown may take longer than expected or that economic conditions in general will not be as expected; the possibility that significant customers may experience extreme, severe economic difficulty; the possibility that the fair value of certain of our assets may not be equal to the carrying value of those assets now or in future time periods; the possibility that sales cycles may lengthen; the possibility that we may not be able to attract and retain qualified technical and leadership associates, or that we may lose key associates to other organizations; the possibility that we won't be able to properly motivate our sales force or other associates; the possibility that we won't be able to achieve cost reductions and avoid unanticipated costs; the possibility that we won't be able to continue to receive credit upon satisfactory terms and conditions; the possibility that  competent, competitive products, technologies or services will be introduced into the marketplace by other companies; the possibility that we may be subjected to pricing pressure due to market conditions and/or competitive products and services; the possibility that there will be changes in consumer or business information industries and markets; the possibility that we won't be able to protect proprietary information and technology or to obtain necessary licenses on commercially reasonable terms; the possibility that we may encounter difficulties when entering new markets or industries;  the possibility that there will be changes in the legislative, accounting, regulatory and consumer environments affecting our business, including but not limited to litigation, legislation, regulations and customs relating to our ability to collect, manage, aggregate and use data; the possibility that data suppliers might withdraw data from us, leading to our inability to provide certain products and services; the possibility that we may enter into short-term contracts which would affect the predictability of our revenues; the possibility that the amount of ad hoc, volume-based and project work will not be as expected; the possibility that we may experience a loss of data center capacity or interruption of telecommunication links or power sources; the possibility that postal rates may increase, thereby leading to reduced volumes of business; the possibility that our clients may cancel or modify their agreements with us; the possibility that the services of the United States Postal Service, their global counterparts and other delivery systems may be disrupted; the possibility that the integration of our recently acquired businesses may not be successful; and the possibility that we may be affected by other competitive factors.

With respect to the provision of products or services outside our primary base of operations in the U.S., all of the above factors apply, along with the difficulty of doing business in numerous sovereign jurisdictions due to differences in culture, laws and regulations. Other factors are detailed from time to time in our periodic reports and registration statements filed with the United
States Securities and Exchange Commission. We believe that we have the product and technology offerings, facilities, associates and competitive and financial resources for continued business success, but future revenues, costs, margins and profits are all influenced by a number of factors, including those discussed above, all of which are inherently difficult to forecast.  We undertake no obligation to update the information contained in this press release or any other forward-looking statement.

Acxiom is a registered trademark of Acxiom Corporation.

                                     ACXIOM CORPORATION AND SUBSIDIARIES
                                    CONSOLIDATED STATEMENTS OF OPERATIONS
                                                 (Unaudited)
                              (Dollars in thousands, except earnings per share)

                                                                              For the Three Months Ended
                                                                                    December 31,
                                                                      -----------------------------------------
                                                                          2003                       2002
                                                                      -----------------------------------------

Revenue                                                                     255,207                    257,961

Operating costs and expenses:

    Salaries and benefits                                                    82,452                     80,474

    Computer, communications and
      other equipment                                                        66,863                     69,066

    Data costs                                                               32,642                     28,748

    Other operating costs and expenses                                       38,915                     48,457

    Gains, losses and nonrecurring items, net                                (3,000)                      (521)
                                                                      --------------            ---------------

                  Total operating costs and expenses                        217,872                    226,224
                                                                      --------------            ---------------

Income from operations                                                       37,335                     31,737
                                                                      --------------            ---------------

Other income (expense):
    Interest expense                                                         (4,702)                    (5,088)
    Other, net                                                                 (456)                     1,064
                                                                      --------------            ---------------

                                                                             (5,158)                    (4,024)
                                                                      --------------            ---------------

Earnings before income taxes                                                 32,177                     27,713

Income taxes                                                                 12,233                      8,176
                                                                      --------------            ---------------

Net earnings                                                                 19,944                     19,537
                                                                      ==============            ===============

Earnings per share:

    Basic                                                                      0.23                       0.22
                                                                      ==============            ===============

    Diluted                                                                    0.22                       0.20
                                                                      ==============            ===============

                                  ACXIOM CORPORATION AND SUBSIDIARIES
                                 CONSOLIDATED STATEMENTS OF OPERATIONS
                                              (Unaudited)
                           (Dollars in thousands, except earnings per share)

                                                                      For the Nine Months Ended
                                                                           December 31,
                                                            --------------------------------------------
                                                                  2003                     2002
                                                            --------------------------------------------

Revenue                                                               732,985                   718,763

Operating costs and expenses:

    Salaries and benefits                                             251,721                   230,316

    Computer, communications and
      other equipment                                                 197,255                   195,921

    Data costs                                                         95,113                    87,478

    Other operating costs and expenses                                121,620                   129,067

    Gains, losses and nonrecurring items, net                          (4,008)                   (5,081)
                                                            ------------------       -------------------

                  Total operating costs and expenses                  661,701                   637,701
                                                            ------------------       -------------------

Income from operations                                                 71,284                    81,062
                                                            ------------------       -------------------

Other income (expense):
    Interest expense                                                  (14,356)                  (15,485)
    Other, net                                                            430                     2,607
                                                            ------------------       -------------------

                                                                      (13,926)                  (12,878)
                                                            ------------------       -------------------

Earnings before income taxes                                           57,358                    68,184

Income taxes                                                           14,934                    22,656
                                                            ------------------       -------------------

Net earnings                                                           42,424                    45,528
                                                            ==================       ===================

Earnings per share:

    Basic                                                                0.50                      0.51
                                                            ==================       ===================

    Diluted                                                              0.47                      0.49
                                                            ==================       ===================

                                                  ACXIOM CORPORATION AND SUBSIDIARIES
                                                   CALCULATION OF EARNINGS PER SHARE
                                                              (Unaudited)
                                               (In thousands, except earnings per share)

                                          For the Three Months Ended                    For the Nine Months Ended
                                                 December 31,                                 December 31,
                                          --------------------------                    -------------------------
                                             2003            2002                          2003           2002
                                          --------------------------                    -------------------------

Basic earnings per share:

    Numerator - net earnings               19,944           19,537                       42,425          45,528

    Denominator - weighted-average
    shares outstanding                     84,926           89,195                       85,535          88,486
                                          --------------------------                    -------------------------

        Basic earnings per share             0.23             0.22                         0.50            0.51
                                          ==========================                    =========================

Diluted earnings per share:

    Numerator:

        Net earnings                       19,944           19,537                       42,425          45,528

        Interest expense on convertible
        bonds (net of tax benefit)          1,026            1,050                        3,076           3,150
                                          --------------------------                    -------------------------

                                           20,970           20,587                       45,501          48,678
                                          --------------------------                    -------------------------

    Denominator:

        Weighted-average shares
        outstanding                        84,926           89,195                       85,535          88,486

        Dilutive effect of common stock
        options and warrants                2,082            1,740                        1,874           2,187

        Dilutive effect of convertible
        debt                                9,589            9,589                        9,589           9,589
                                          --------------------------                    -------------------------

                                           96,597          100,524                       96,998         100,262
                                          --------------------------                    -------------------------

            Diluted earnings per share       0.22             0.20                         0.47            0.49
                                          ==========================                    =========================

                                     ACXIOM CORPORATION AND SUBSIDIARIES
                                             REVENUES BY SEGMENT
                                                 (Unaudited)
                                           (Dollars in thousands)

                                                                For the Three Months Ended
                                                                      December 31,
                                            ------------------------------------------------------------------
                                                         2003                               2002
                                            ------------------------------------------------------------------

Services                                                           191,697                            192,510
Data and Software Products                                          54,625                             46,085
I. T. Management                                                    66,323                             65,985
Intercompany eliminations                                          (57,438)                            (46,619)
                                            -------------------------------    -------------------------------

Total Revenue                                                      255,207                            257,961
                                            ===============================    ===============================

                                                                 For the Nine Months Ended
                                                                      December 31,
                                            ------------------------------------------------------------------
                                                         2003                               2002
                                            ------------------------------- -- -------------------------------

Services                                                           551,457                            540,772
Data and Software Products                                         142,535                            129,429
I. T. Management                                                   189,235                            179,332
Intercompany eliminations                                         (150,242)                          (130,770)
                                            -------------------------------    -------------------------------

Total Revenue                                                      732,985                            718,763
                                            ===============================    ===============================

                                         ACXIOM CORPORATION AND SUBSIDIARIES
                                        CONDENSED CONSOLIDATED BALANCE SHEETS
                                                     (Unaudited)
                                               (Dollars in thousands)
                                                                                   December 31,            March 31,
                                                                                       2003                   2003
                                                                                  -------------           ------------
                                  Assets
Current assets:
  Cash and cash equivalents                                                       $    17,648            $     5,491
  Trade accounts receivable, net                                                      193,491                189,704
  Deferred income taxes                                                                46,056                 46,056
  Refundable income taxes                                                               3,386                  2,576
  Other current assets                                                                 36,218                 45,288
                                                                                  -------------           ------------
     Total current assets                                                             296,799                289,115
                                                                                  -------------           ------------
Property and equipment                                                                464,276                389,168
  Less - accumulated depreciation and amortization                                    218,742                180,862
                                                                                  -------------           ------------
Property and equipment, net                                                           245,534                208,306
                                                                                  -------------           ------------
Software, net of accumulated amortization                                              64,427                 63,095
Goodwill                                                                              226,098                221,184
Purchased software licenses, net of accumulated amortization                          153,423                161,432
Unbilled and notes receivable, excluding current portions                              15,392                 20,249
Deferred costs, net of accumulated amortization                                       113,218                108,444
Other assets, net                                                                      26,929                 21,421
                                                                                  -------------           ------------
                                                                               $    1,141,820         $    1,093,246
                                                                                  =============           ============

                   Liabilities and Stockholders' Equity
Current liabilities:
  Current installments of long-term obligations                                        57,006                 29,491
  Trade accounts payable                                                               27,456                 28,760
  Accrued merger, integration and impairment costs                                          -                    584
  Accrued payroll and related expenses                                                 13,666                 14,234
  Other accrued expenses                                                               41,087                 38,689
  Deferred revenue                                                                     66,314                 59,907
                                                                                  -------------           ------------
    Total current liabilities                                                         205,529                171,665
                                                                                  -------------           ------------
Long-term obligations:
  Long-term debt and capital leases, net of current installments                      230,766                233,843
  Software and data licenses, net of current installments                              53,119                 55,834
                                                                                  -------------           ------------
    Total long-term obligations                                                       283,885                289,677
                                                                                  -------------           ------------

Deferred income taxes                                                                  86,024                 69,348

Commitments and contingencies

Stockholders' equity:
  Common stock                                                                          9,104                  9,015
  Additional paid-in capital                                                          344,194                333,715
  Retained earnings                                                                   295,983                253,558
  Accumulated other comprehensive loss                                                  3,553                 (2,911)
  Treasury stock, at cost                                                             (86,452)               (30,821)
                                                                                  -------------           ------------
  Total stockholders' equity                                                          566,382                562,556
                                                                                  -------------           ------------
                                                                               $    1,141,820         $    1,093,246
                                                                                  =============           ============

                                            ACXIOM CORPORATION AND SUBSIDIARIES
                                    RECONCILIATION OF FREE CASH FLOW TO OPERATING CASH FLOW
                                                       (Unaudited)
                                                (Dollars in thousands)

                                                         Qtr ended     Qtr ended     Qtr ended      Qtr ended     Yr ended
                                                         6/30/2001     9/30/2001     12/31/2001     3/31/2002     3/31/2002

Net cash provided by operating activities                 (39,280)       69,300         60,493        60,092       150,605

Proceeds received from disposition of assets                  127             -              -            46           173
Capitalized software                                       (5,935)       (5,464)        (5,832)       (6,890)      (24,121)
Capital expenditures                                       (8,789)            -         (2,612)       (3,474)      (14,875)
Deferral of costs                                          (8,690)      (18,012)       (14,077)       (7,352)      (48,131)
Proceeds from sale and leaseback transaction                    -         1,964          4,035             -         5,999
                                                        -----------   ------------   -----------   -----------   -----------

Free cash flow                                            (62,567)       47,788         42,007        42,422        69,650
                                                        ===========   ============   ===========   ===========   ===========

                                                        Qtr ended      Qtr ended     Qtr ended     Qtr ended     Yr ended
                                                        6/30/2002      9/30/2002     12/31/2002    3/31/2003     3/31/2003

Net cash provided by operating activities                 60,243         53,446         76,992       63,112       253,793

Proceeds received from disposition of assets                  45            155              -           93           293
Capitalized software                                      (8,652)        (8,958)        (8,726)      (8,237)      (34,573)
Capital expenditures                                      (1,916)        (3,000)        (5,893)      (2,403)      (13,212)
Deferral of costs                                         (3,240)        (4,108)        (3,796)      (3,883)      (15,027)
Proceeds from sale and leaseback transaction                   -          7,729              -            -         7,729
                                                        -----------   ------------   -----------   -----------   -----------

Free cash flow                                            46,480         45,264         58,577       48,682       199,003
                                                        ===========   ============   ===========   ===========   ===========

                                                                                                                                                            Forecast                    Forecast
                                                        Qtr ended      Qtr ended     Qtr ended     Qtr ended     Yr ended
                                                        6/30/2003      9/30/2003     12/31/2003    3/31/2004     3/31/2004

Net cash provided by operating activities                 48,125         49,909         79,282       43,000       220,316

Proceeds received from disposition of assets                 506            192             39            -           737
Capitalized software                                      (6,335)        (7,296)        (6,510)      (7,000)      (27,141)
Capital expenditures                                      (1,588)        (3,036)        (7,637)      (6,000)      (18,261)
Deferral of costs                                         (6,026)        (4,006)        (5,312)      (5,000)      (20,344)
                                                        -----------   ------------   -----------   -----------   -----------

Free cash flow                                            34,682         35,763         59,862       25,000       155,307
                                                        ===========   ============   ===========   ===========   ===========

                                                                                                                 Forecast
                                                                                                                 Yr ended
                                                                                                                 3/31/2005

Net cash provided by operating activities                                                                         200,000

Capitalized software                                                                                              (28,000)
Capital expenditures                                                                                              (18,000)
Deferral of costs                                                                                                 (19,000)
                                                                                                                -------------
Free cash flow                                                                                                    135,000
                                                                                                                =============

                                               ACXIOM CORPORATION AND SUBSIDIARIES
                                         CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                                           (Unaudited)
                                                      (Dollars in thousands)

                                                                                             For the Three Months Ended

                                                                                                    December 31,

                                                                                   -------------------          -------------------
                                                                                          2003                          2002
                                                                                   -------------------          -------------------

Cash flows from operating activities:
  Net earnings                                                                                 19,944                       19,537
  Non-cash operating activities:
    Depreciation and amortization                                                              36,709                       32,095
    Loss (gain) on disposal or impairment of assets, net                                            -                           12
    Deferred income taxes                                                                      23,418                       16,371
    Tax benefit of stock options and interest                                                                                  157
    Changes in operating assets and liabilities:
      Accounts receivable                                                                      (7,197)                       2,866
      Other assets                                                                              3,168                        7,837
      Accounts payable and other liabilities                                                    3,270                       (1,480)
      Merger, integration and impairment costs                                                    (30)                        (403)
                                                                                   -------------------          -------------------
      Net cash provided by operating activities                                                79,282                       76,992
                                                                                   -------------------          -------------------
Cash flows from investing activities:
    Proceeds received from the disposition of assets                                               39                          192
    Capitalized software                                                                       (6,510)                      (8,726)
    Capital expenditures                                                                       (7,637)                      (5,893)
    Deferral of costs                                                                          (5,312)                      (3,796)
    Payments received from investments                                                            159                            -
    Net cash paid in acquisitions                                                                   -                       (5,833)
                                                                                   -------------------          -------------------
      Net cash used by investing activities                                                   (19,261)                     (24,056)
                                                                                   -------------------          -------------------
Cash flows from financing activities:
    Proceeds from debt                                                                         18,516                             -
    Payments of debt                                                                          (67,592)                     (11,783)
    Sale of common stock                                                                        4,275                        2,212
    Acquisition of treasury stock                                                              (1,350)                      (3,399)
                                                                                   -------------------          -------------------
      Net cash used by financing activities                                                   (46,151)                     (12,970)
                                                                                   -------------------          -------------------
      Effect of exchange rate changes on cash                                                     129                           44
                                                                                   -------------------          -------------------

      Net increase (decrease) in cash and cash equivalents                                     13,999                       40,010
  Cash and cash equivalents at beginning of period                                              3,649                       26,392
                                                                                   -------------------          -------------------
  Cash and cash equivalents at end of period                                                   17,648                       66,402
                                                                                   ===================          ===================
  Supplemental cash flow information:
    Cash paid (received) during the period for:
      Interest                                                                                  3,195                        3,975
      Income taxes                                                                                570                         (139)
    Noncash investing and financing activities:
      Notes payable, common stock and warrants
         issued for acquisitions                                                                    -                       28,486
      Note received in exchange for sale of operations                                              -                          590
      Enterprise software licenses acquired under long-term obligation                          1,923                            -
      Acquisition of property and equipment under capital lease                                28,861                        7,335
      Construction of assets under construction loan                                            4,244                            -
                                                                                   ===================          ===================

                                               ACXIOM CORPORATION AND SUBSIDIARIES
                                         CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                                           (Unaudited)
                                                      (Dollars in thousands)

                                                                                                For the Nine Months Ended

                                                                                                    December 31,

                                                                                   -------------------          -------------------
                                                                                          2003                       2002
                                                                                   -------------------          -------------------
Cash flows from operating activities:
  Net earnings                                                                                 42,425                       45,528
  Non-cash operating activities:
    Depreciation and amortization                                                             107,745                       88,354
    Gain disposal or impairment of assets, net                                                 (1,008)                         (39)
    Deferred income taxes                                                                      16,676                       23,923
    Tax benefit of stock options and interest                                                                                  157
    Changes in operating assets and liabilities:
      Accounts receivable                                                                      (2,387)                      (4,041)
      Other assets                                                                             11,994                       53,803
      Accounts payable and other liabilities                                                    2,455                      (15,232)
      Merger, integration and impairment costs                                                   (584)                      (1,772)
                                                                                   -------------------          -------------------
      Net cash provided by operating activities                                               177,316                      190,681
                                                                                   -------------------          -------------------
Cash flows from investing activities:
    Proceeds received  from the disposition of operations                                       7,684                          451
    Proceeds received  from the disposition of assets                                             737                          200
    Payments received from investments                                                          1,519                            -
    Capitalized software                                                                      (20,141)                     (26,336)
    Capital expenditures                                                                      (12,261)                     (10,809)
    Investments in joint ventures and other companies                                          (5,000)                      (1,052)
    Deferral of costs                                                                         (15,344)                     (11,144)
    Proceeds from sale and leaseback transaction                                                    -                        7,729
    Net cash paid in acquisitions                                                                   -                      (14,105)
                                                                                   -------------------          -------------------
      Net cash used by investing activities                                                   (42,806)                     (55,066)
                                                                                   -------------------          -------------------
Cash flows from financing activities:
    Proceeds from debt                                                                        100,989                       82,516
    Payments of debt                                                                         (178,480)                    (168,483)
    Sale of common stock                                                                       10,984                       14,353
    Acquisition of treasury stock                                                             (56,047)                      (3,399)
                                                                                   -------------------          -------------------
      Net cash used by financing activities                                                  (122,554)                     (75,013)
                                                                                   -------------------          -------------------
Effect of exchange rate changes on cash                                                           201                          124
                                                                                   -------------------          -------------------

Net increase (decrease) in cash and cash equivalents                                           12,157                       60,726
  Cash and cash equivalents at beginning of period                                              5,491                        5,676
                                                                                   -------------------          -------------------
  Cash and cash equivalents at end of period                                                   17,648                       66,402
                                                                                   ===================          ===================
  Supplemental cash flow information:
    Cash paid (received) during the period for:
      Interest                                                                                 13,497                       17,428
      Income taxes                                                                               (986)                     (40,420)
    Noncash investing and financing activities:
      Notes payable, common stock and warrants
         issued for acquisitions                                                                    -                       28,486
      Acquisition of land in exchange for debt                                                  2,698                            -
      Acquisition of data under long-term obligation                                           18,340                            -
      Note received in exchange for sale of operations                                              -                        1,386
      Issuance of warrants                                                                          -                        1,317
      Enterprise software licenses acquired under long-term obligation                         11,135                        2,828
      Acquisition of property and equipment under capital lease                                60,195                        9,645
      Construction of assets under construction loan                                            6,854                            -
                                                                                   ===================          ===================